UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 17, 2022 (October 14, 2022)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3993 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market
Public Units, each consisting of one share of Common Stock, $0.0001 par value, and one-half of one Warrant	RMNIU	OTC Pink Current Information Marketplace
Warrants, exercisable for one share of Common Stock, $0.0001 par value	RMNIW	OTC Pink Current Information Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 8.01	OTHER EVENTS

Background – Litigation with Oracle

Rimini Street, Inc. (“Rimini Street” or the “Company”) and Oracle have been engaged in litigation for more than 12 years regarding claims about whether certain Oracle actions are consistent with competition law and whether certain aspects of the Company’s support model for some Oracle products are consistent with the Copyright Act and Oracle’s licenses for specific Oracle products and licensees. These disputes between the parties have been the subject of two different lawsuits in the United States District Court for the District of Nevada (the “Court”): Case Number 2:10-cv-00106-LRH-VCF (“Rimini I”) filed by Oracle against Rimini Street in 2010, and Case Number 2:14-cv-01699-MMD-DJA (“Rimini II”) filed by Rimini Street against Oracle in 2014. The Rimini I litigation was finalized in early 2020, and the Rimini II litigation is in pre-trial stage.

Oracle’s Decision to Withdraw All Monetary Damages Claims Against the Company in the Rimini II Lawsuit

On October 10, 2022, Oracle filed a Notice with the Court, indicating its intention to agree at an October 14, 2022 Court status conference to withdraw all of its monetary damages claims against the Company in Rimini II and to proceed with a bench trial instead of a jury trial for its claims for equitable relief.

Per the public Minute Order entered by the Court on October 14, 2022, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference (the “Minute Order”), following the conclusion of the Court status conference, attorneys for Oracle confirmed that Oracle will withdraw all of its monetary damages claims against the Company in Rimini II and proceed with a bench trial for its claims for equitable relief. The Court has ordered the parties to file a stipulation on or before October 21, 2022 to dismiss with prejudice the Rimini II claims affected by Oracle’s decision.

The Minute Order also provides that the trial will be a bench trial instead of a jury trial and, good cause appearing, the start date for the Rimini II trial has been changed from November 2, 2022 in Las Vegas to November 29, 2022.

All information in this Item 8.01 is presented as of the date of this Current Report on Form 8-K and not any future date, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided. Please see the Company’s latest Quarterly Report on Form 10-Q for additional information and disclosures regarding litigation with Oracle.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No.	Exhibit Title

99.1	Minute Order Issued by the United States District Court for the District of Nevada on October 14, 2022 (Case Number: 2:14-cv-01699-MMD-DJA)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: October 17, 2022	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: Chief Executive Officer

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